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                                   VAN KAMPEN
                         US GOVERNMENT TRUST FOR INCOME
                                TELEPHONE SCRIPT

INTRODUCTION

Hello, my name is __________. I'm calling from D.F. King & Co., Inc., on behalf of your investment in the Van Kampen Funds. May I please speak with __________? (If shares are registered jointly, ask to speak with one of the shareholders. If shares are registered in the form of an entity, ask to speak with someone authorized to vote the shares).


The Funds mailed you proxy material concerning the upcoming meeting of shareholders of Van Kampen U.S. Government Trust for Income, which is scheduled for August 28, 2002. I am calling to find out if you have received these materials. Do you have a moment?

Have you received the proxy materials in the mail?

         If not, then help the shareholder obtain the material he requires. If a NOBO, he/she should wait until they receive the material and then call back. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15".

Are you familiar with the proposal?  Do you have any questions?

         Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members has recommended that he/she vote in favor of the proposal. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

At your earliest convenience, please vote by signing and dating the proxy card you received, and returning it in the envelope provided. If you like, I can record your vote over the telephone right now. Okay?

         Allow the person to give you a response. If the person says he/she has already sent in the proxy, do not ask how he/she voted.

Here is how we will proceed. I will record this phone call. I will ask you for your name, your address and the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Finally, I will ask how many shares you own (answer optional) and confirm that you have received the proxy materials. Then I will take your vote. Within 72 hours, you will be mailed a letter confirming your vote, which will tell you how to make any changes you wish. Are you ready?


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BEGIN THE VOTE


At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from D.F. King & Co. on behalf of the Van Kampen U.S. Government Trust for Income. Today's date is __________ and the time is
__________.

May I please have your full name? If shareholder is an entity, may I please have your title? Can you confirm that you are authorized to direct the voting of Van Kampen Fund's shares?

May I please have your address?

May I have the last 4 digits of your social security number? (If shareholder is an entity, ask for Tax Identification Number)

Input the last 4 digits of the SSN. You may NOT proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his shares. However, if the shareholder continues to resist, you have no choice but to politely end the call.

Have you received the proxy materials?


ACTUAL VOTING

Your Board Members are asking you to consider a proposal which they have studied carefully. They recommend that you vote in favor of the proposal. Would you like to vote in favor of the proposal as recommended by your Board?

         If you are required to read the proposal, end the proposal by saying, "YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR. HOW WOULD YOU LIKE TO VOTE?" For most proposals, the valid responses are

                                    F = For proposal.
                                    A = Against proposal.
                                    B = Abstain.

CLOSING

I have recorded your vote. You have voted __________. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it on to the fund. In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.



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                                   VAN KAMPEN
                                  US GOVERNMENT
                                TRUST FOR INCOME

                            ANSWERING MACHINE MESSAGE


Hello, this is _______ calling on behalf of the VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME. You should have received material in the mail concerning the SPECIAL SHAREHOLDERS MEETING to be held on AUGUST 28, 2002.

At your earliest convenience, please sign, date, and return the proxy card in the envelope provided. If you have any questions, need proxy material or would like to vote by telephone, please call 1-800-431-9629.

Thank you for your consideration.